Exhibit 10.49

EIGHTH AMENDMENT
OF ESI PENSION PLAN

This Eighth Amendment of ESI Pension Plan (the “Plan”) is adopted by ITT Educational Services, Inc. (the “Employer”).

Background

A.                                   The Employer originally established the Plan effective June 9, 1998.

B.                                     The Plan has been amended by a First, Second, Third, Fourth, Fifth, Sixth and Seventh Amendment.

C.                                     The Employer now wishes to amend the Plan further.

Amendment

1.                                       Effective January 1, 2005, the definition of “Compensation” at Section 2.01 is amended to read as follows:

“Compensation” means, with respect to an Employee for a Plan Year, the Employee’s wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are included in gross income.  For purposes of Sections 6.02 and 6.03, an Employee’s salary specifically includes retention bonuses and lump sum vacation pay, and specifically excludes curriculum development pay, settlement agreement pay, lieu of notice pay, short term disability pay and severance pay.   Compensation also includes amounts contributed by the Employer pursuant to a salary reduction agreement that are not includable in the gross income of the Member under Code section 125 or 457, subsection 402(h) or 403(b), or paragraph 132(f)(4) or 402(e)(3); and Employee contributions described in Code paragraph 414(h)(2) that are treated as Employer contributions.  Compensation does not include, whether or not included in gross income, reimbursements or other expense allowances; fringe benefits (cash and non-cash); moving expenses (including settling in allowances); or nonqualified deferred compensation; welfare benefits; amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.  Except as permitted by the Code for purposes of Section 7.08 and Articles XI and XIII, an Employee’s Compensation will not exceed the limit described at Section 15.04.

2.                                       Effective March 28, 2005, Subsection 7.01(a) is amended to read as follows:

(a)                                  If the value of the balance of the Member’s Cash Balance Account is $1,000 or less on the date his benefits are payable, which will be as soon as administratively feasible after his Separation from Service, his benefit will be paid to him in a lump sum cash payment.  If the value of the balance of the Member’s Cash Balance Account exceeds $1,000 but does not exceed $5,000 on the date his benefits are payable, his benefit will be paid to him in a lump sum cash payment as of the first day of any month occurring after he Separates from Service and on or before his Required Beginning Date, as he elects.  If the value of the balance of the Member’s Cash Balance Account exceeds $1,000 but does not exceed $5,000 on the date his benefits are payable, but later exceeds $5,000, his benefits will be paid to him in accordance with Subsection (b) as though he deferred payment to a time after his benefits were first payable.

3.                                       Effective March 28, 2005, Subsection 7.02(a) is amended to read as follows:

(a)                                  If the present value of the balance of the Member’s Cash Balance Account on the date that is the first anniversary of his Disability Date is $1,000 or less, his benefit will be paid to him as soon as administratively feasible after the first anniversary of his Disability Date.  If the value of the balance of the Member’s Cash Balance Account on the date that is the first anniversary of his Disability Date exceeds $1,000 but does not exceed $5,000, his benefit will be paid to him as of the first day of any month occurring after the first anniversary of his Disability Date and on or before his Required Beginning Date, as he elects.  If the value of the balance of the Member’s Cash Balance Account exceeds $1,000 but does not exceed $5,000 on the date that is the first anniversary of his Disability Date, but later exceeds $5,000, his benefits will be paid to him in accordance with Subsection (b) as though he deferred payment to a time after his benefits were first payable.

4.                                       Effective March 28, 2005, Subsection 7.03(a) is amended to read as follows:

(a)                                  If the present value of the balance of the Member’s Cash Balance Account is $1,000 or less on the date his benefits are payable, which is as soon as administratively feasible after his Separation from Service occurs, a benefit equal to the present value of his Cash Balance Account will be paid to him in a single lump sum cash payment as soon as administratively feasible after the last day of the Plan Year in which his Separation from Service occurs.  If the present value of the balance of the Member’s Cash Balance Account exceeds $1,000 but does not exceed $5,000 on the date his benefits are payable, a benefit equal to the present value of his Cash Balance Account will be paid to him in a single lump sum cash payment on the first day of any month occurring after he Separates from Service and on or before his Required Beginning Date, as he elects.  If the present value of the balance of the Member’s Cash Balance Account exceeds $1,000 but does not exceed $5,000 on the date his benefits are payable, but later exceeds $5,000, his benefits will be paid to him in accordance with Subsection (b) as though he deferred payment to a time after his benefits were first payable.

5.                                       Effective March 28, 2005, Subsection 7.04(a) is amended to read as follows:

(a)                                  If the present value of the balance of the Member’s Cash Balance Account on the date of his death, together with the amount of any prior distributions from the Plan, is $1,000 or less, a benefit equal to the present value of the Member’s Cash Balance Account will be paid to his Beneficiary in a single lump sum cash payment as soon as administratively feasible after his death.  If the present value of the balance of the Member’s Cash Balance Account on the date of his death, together with the amount of any prior distributions from the Plan, exceeds $1,000 but does not exceed $5,000, a benefit equal to the present value of his Cash Balance Account will be paid to his Beneficiary in a single lump sum cash payment as of the first day of any month the Beneficiary designates, if his Beneficiary is the Member’s Spouse, or as soon as administratively feasible after his death, if his Beneficiary is not his Spouse.  If the present value of the balance of the Member’s Cash Balance Account on the date of his death, together with the amount of any prior distributions from the Plan, exceeds $1,000 but does not exceed $5,000, but exceeds $5,000 on the date as of which his Spouse elects to receive it, the Spouse’s benefit will be paid to the Spouse in accordance with Subsection (b) as though the Member’s death occurred on the date as of which the Spouse elected to receive the benefit.

6.                                       Effective January 1, 2004, Paragraph 11.02(a)(4) is amended to read as follows:

(4)                                  For purposes of adjusting the limit under Paragraph (3), the interest rate assumption used for distributions with Annuity Starting Dates in 2004 will be the greatest of the applicable interest rate (as defined in Code paragraph 417(e)(3)) in effect on December 31, 2003, 5.5% and the rate used to compute an Actuarial Equivalent; the interest rate assumption used for distributions with Annuity Starting Dates in 2005 will be the greater of 5.5% and the rate used to compute an Actuarial Equivalent; and the interest rate assumption used for distributions with Annuity Starting Dates in 2006 and later Plan Years will be the greater of the applicable interest rate (as defined in Code paragraph 417(e)(3)) and the rate used to compute an Actuarial Equivalent.  For purposes of adjusting the limit under Paragraph (2), the interest rate assumption will be the lesser of 5% or the rate used to compute an Actuarial Equivalent.  For purposes of adjusting any limit or benefit under Paragraph (1), (2) or (3), the mortality table used will be the table prescribed in Revenue Ruling 2001-62.

7.                                       Effective March 28, 2005, Section 7.16 is amended to read as follows:

Section 7.16.  Annual Determination of Cash Balance Accounts.  For purposes of Sections 7.01, 7.02, 7.03 and 7.04, the determination of whether the present value of a Member’s Cash Balance Account is $1,000 or less will be made at the time the benefit is first payable and again once each Plan Year after the benefit is first payable.  If at any time a determination is made that the present value of a Member’s Cash Balance Account is $1,000 or less, the benefit will be paid to the Member or his or her Beneficiary in a lump sum cash payment as soon as administratively feasible after the determination.

This Eighth Amendment of ESI Pension Plan is executed this 15 day of April, 2005.

ITT EDUCATIONAL SERVICES, INC.

By:	/s/ Nina Esbin
(Signature)

Nina Esbin
(Printed)

Sr. VP, Human Resources
(Title)

ATTEST:

/s/ Jenny Yonce
(Signature)

Jenny Yonce
(Printed)

Mgr, Benefits & HRIS
(Title)